Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C., SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, C. Leo Smith, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Quarterly Report on Form 10-Q of Osler Incorporated for the period ended September 30, 2012 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Osler Incorporated.

Dated: November 15, 2012

/s/ C. Leo Smith
C. Leo Smith, President,
Chief Executive Officer and
Chief Financial Officer